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                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 14, 2000

                               HEALTHCENTRAL.COM
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    DELAWARE                        000-27567                    94-3250851
----------------            ------------------------        -------------------
(Jurisdiction of            (Commission file number)          (I.R.S. Employer
 incorporation)                                             Identification No.)


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
      ------------------------------------------------------------------
            (Former name or address, if changed since last report)
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ITEM 2. ACQUISITION OF ASSETS

     On September 14, 2000, HealthCentral.com (the "Company") completed the acquisition of the assets of DrugEmporium.com, Inc. ("DrugEmporium"). The Company entered into an Asset Purchase Agreement, dated as of July 24, 2000, as amended on September 11, 2000 (the "Asset Agreement"), by and among the Company, HCC Subsidiary Corp. ("Acquisition Sub"), Drug Emporium, Inc. ("DE") and DrugEmporium. Under the terms of the Asset Agreement, Acquisition Sub acquired substantially all of the assets and assumed certain of the liabilities of DrugEmporium in exchange for 480,000 shares of non-voting Series A Preferred Stock of the Company (the "Acquisition").

     The assets acquired by the Company include the DrugEmporium.com website and all related software and hardware, a leased 60,000 square foot distribution and fulfillment center in Louisville, Kentucky, inventory and office equipment. The Company intends to continue to use the Louisville, Kentucky property as a distribution and fulfillment center. The 480,000 shares of non-voting Series A Preferred Stock received by DrugEmporium are convertible into 2,400,000 shares of Company common stock.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (a) Financial Statements of the Business Acquired

     It is impractical to provide the required financial statements for DrugEmporium.com, Inc. at the date of filing this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date this Form 8-K was due to be filed.

     (b)  Pro Forma Financial Information

     It is impractical to provide the required pro forma financial information for DrugEmporium.com, Inc. at the date of filing this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date this Form 8-K was due to be filed.

     (c)  Exhibits.

EXHIBIT        DESCRIPTION
-------        -----------
2.1            Asset Purchase Agreement dated July 24, 2000 by and among
               HealthCentral.com, HCC Subsidiary Corp., DrugEmporium.com, Inc.
               and Drug Emporium, Inc.

2.2 Amendment to Asset Purchase Agreement dated September 11, 2000 by and among HealthCentral.com, HCC Subsidiary Corp.,
               DrugEmporium.com, Inc. and Drug Emporium, Inc.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


Date: September 28, 2000                HealthCentral.com


                                        /s/  C. Fred Toney
                                        ------------------
                                        C. Fred Toney
                                        Chief Financial Officer

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